                                                             EXHIBIT (8)(c)(III)

                  AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT


     Pursuant to the Participation Agreement, made and entered into as of the 13th day of April, 1998 by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Company, the parties do hereby agree to an amended Schedule A as attached hereto.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on May 1, 2000.


                         AMERICAN GENERAL LIFE
                         INSURANCE COMPANY
                         By its authorized officer,


                         By:  ______________________________________

                         Title:  ___________________________________



                         MFS VARIABLE INSURANCE TRUST,
                         ON BEHALF OF THE PORTFOLIOS
                         By its authorized officer,


                         By:  ______________________________________
                              James R. Bordewick, Jr.
                              Assistant Secretary



                         MASSACHUSETTS FINANCIAL SERVICES
                         COMPANY
                         By its authorized officer,


                         By: _______________________________________
                              Jeffrey L. Shames
                              Chairman and Chief Executive Officer



#30480

                                              As of May 1, 2000


                                  SCHEDULE A


                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
                    --------------------------------------


------------------------------------------------------------------------------------------------------
NAME OF SEPARATE
ACCOUNT AND DATE                                  POLICIES FUNDED                     PORTFOLIOS
ESTABLISHED BY BOARD OF DIRECTORS               BY SEPARATE ACCOUNT             APPLICABLE TO POLICIES
-------------------------------------------------------------------------------------------------------
American General Life Insurance        Platinum Investor I Flexible Premium      MFS Emerging Growth
Company Separate Account VL-R                  Life Insurance Policy                    Series
(May 1, 1997)                                  Policy Form No. 97600

                                       Platinum Investor II Flexible Premium
                                               Life Insurance Policy
                                               Policy Form No. 97610

                                               Legacy Plus Variable
                                               Life Insurance Policy
                                               Policy Form No. 98615

                                            Corporate America-Variable
                                               Life Insurance Policy
                                               Policy Form No. 99301

                                        Platinum Investor Survivor Variable
                                               Life Insurance Policy
                                              Policy Form No. 90787


                                               The One VUL Solution             MFS Growth With Income
                                          Variable Life Insurance Policy                Series
                                              Policy Form No. 99615

                                                  AG Legacy Plus                 MFS Emerging Growth
                                          Variable Life Insurance Policy                Series
                                              Policy Form No. 99616           MFS New Discovery Series

  American General Life Insurance       Platinum Investor Variable Annuity
              Company                          Policy Form No. 98020
         Separate Account D                                                      MFS Emerging Growth
        (November 19, 1973)                                                             Series


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